Convertible Promissory Notes	5 Months Ended
Dec. 31, 2019
Jasper Therapeutics, Inc. [Member]
Convertible Promissory Notes [Line Items]
CONVERTIBLE PROMISSORY NOTES

NOTE 7. CONVERTIBLE PROMISSORY NOTES

On March 27, 2019, the Company entered into a Note Purchase Agreement with two investors to issue convertible promissory notes (the “Notes”) for aggregate proceeds of $1.5 million bearing interest at 6% per annum. Actual closings occurred on March 27, 2019, June 6, 2019, July 24, 2019 and September 11, 2019. The Notes included a conversion option to acquire Series A-1 redeemable convertible preferred stock at 20% discount of the per share price paid in such financing by other investors upon the closing of next round of financing on or prior March 29, 2020 and a change of control payment equal to (a) the outstanding principal amount of the Note plus any unpaid accrued interest on the original principal, plus (b) a repayment premium equal to 150% of the outstanding principal amount of the Note, and the payment of principal and accrued interest upon the event of default, as defined in the Note. The conversion option and change of control options were identified as embedded derivatives that required bifurcation. The derivatives were measured at fair value with changes recorded in the statements of operations and comprehensive loss. The derivatives were settled when the Notes were converted and recognized together with extinguishment loss in the Company’s statements of operations and comprehensive loss.

On November 21, 2019, the Notes and accrued interest were converted into an aggregate of 2,549,899 shares of Series A-1 redeemable convertible preferred stock at the 20% discounted per share price. The Board approved and the Company issued to investors 1,544,882 shares of the Series A common stock as an incentive upon the Notes conversion. The Company recognized loss on the conversion and extinguishment of the Notes of $0.5 million in interest and other (expense) income, net for the year ended December 31, 2019.